Exhibit 10.25.1
SCHEDULE OF LETTER AGREEMENTS
SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
TO FORM OF LETTER AGREEMENT FILED AS
EXHIBIT 10.25 TO THIS REGISTRATION STATEMENT ON FORM S-1
PURSUANT TO INSTRUCTION 2 TO ITEM 601
OF REGULATION S-K
     In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing as exhibits to this Registration Statement on Form S-1 the Letter Agreements dated March 18, 2010 between Mirion Technologies, Inc. and each of the following Preferred Stockholders because they are substantially identical in all material respects to the Form of Letter Agreement filed as Exhibit 10.25.
Holder
American Capital, Ltd.
American Capital Equity I, LLC
American Capital Equity II, LP
Thomas D. Logan
Michael S. Wilson